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                                                                   EXHIBIT 10.12

                                AMENDMENT NO. 1
                                    TO THE
                            WMX TECHNOLOGIES, INC.
                                 NON-QUALIFIED
                     PROFIT SHARING AND SAVINGS PLUS PLAN


     WHEREAS, WMX Technologies, Inc., a Delaware corporation (the
"Corporation"), has maintained the Non-Qualified Profit Sharing and Savings Plus Plan (the "Plus Plan") since January 1, 1994, and subsequently amended and restated the Plus Plan as of January 1, 1996; and

     WHEREAS, pursuant to Subsection 5.3 of Section V of the Plus Plan, the Corporation reserves the right to amend the Plan at any time; and

     WHEREAS, the Corporation now desires to amend the Plus Plan to allow participants to elect the manner in which their voluntary deferrals are deemed to be invested in the same funds as are available under the WMX Technologies, Inc. Profit Sharing and Savings Plan (the "Qualified Plan").

     NOW, THEREFORE, THE PLUS PLAN IS HEREBY AMENDED AS FOLLOWS:

                                       I

Effective January 1, 1997, the Plus Plan be, and hereby is, amended as follows:


(a)  Subsection 4.5(a) is amended by substituting the following subparagraph
     (a);

     "4.5 Deemed Investment.  (a)  A Participant's Profit Sharing Plus Account
          -----------------
shall be deemed to be invested, as the Participant elects, in the same funds as are available with respect to his Profit Sharing Account. The Participant's Profit Sharing Plus Account shall be credited with gains and debited with losses in the amounts which would be reflected in such Account were it actually invested in such a manner."
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(b)  Subsection 4.5(b) is amended by substituting the following subparagraph
     (b);

     "(b) Participant's Voluntary Deferral Account shall be deemed to be invested, as the Participant elects, in the same funds as are available with respect to his Before-Tax Account. The Participant's Voluntary Deferral Account shall be credited with gains and debited with losses in the amount which would be reflected in such Account were it actually invested in such a manner."


                                      II

     Except as set forth herein, the provisions of the Plus Plan shall remain in effect.

     IN WITNESS WHEREOF, this Amendment has been executed on this 31th day of December 1996, by a duly authorized officer of the Corporation.



                              /s/ Herbert A. Getz
                              ---------------------------------------
                              Herbert A. Getz,  Senior Vice President
                              and Secretary